Sub-Item 77Q1(a)

                                AMENDMENT NO. 17
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

            This Amendment No. 17 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends, effective March 1, 2012, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

            Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

            WHEREAS, the Trust desires to change the name of Invesco Global Equity Fund to Invesco Global Quantitative Core Fund;

            NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 1, 2012.

                                  By:     /s/ John M. Zerr
                                          --------------------------------------
                                  Name:   John M. Zerr
                                  Title:  Senior Vice President

                                    EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                         PORTFOLIOS AND CLASSES THEREOF

                 PORTFOLIO                            CLASSES OF EACH PORTFOLIO
--------------------------------------------         ----------------------------
Invesco Balanced-Risk Retirement Now Fund            Class A Shares
                                                     Class A5 Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class C5 Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Balanced-Risk Retirement 2020 Fund           Class A Shares
                                                     Class A5 Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class C5 Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Balanced-Risk Retirement 2030 Fund           Class A Shares
                                                     Class A5 Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class C5 Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Balanced-Risk Retirement 2040 Fund           Class A Shares
                                                     Class A5 Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class C5 Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Balanced-Risk Retirement 2050 Fund           Class A Shares
                                                     Class A5 Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class C5 Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class Y Shares

                                                     Institutional Class Shares
Invesco Convertible Securities Fund                  Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Global Quantitative Core Fund                Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Growth Allocation Fund                       Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class S Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Income Allocation Fund                       Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco International Allocation Fund                Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Mid Cap Core Equity Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Moderate Allocation Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class S Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Conservative Allocation Fund                 Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class S Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Small Cap Growth Fund                        Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class S Shares
                                                     Class Y Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

Invesco Van Kampen Leaders Fund                      Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares

Invesco Van Kampen U.S. Mortgage Fund                Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares"